Aberdeen Funds: Summary Prospectus

Aberdeen Diversified Alternatives Fund

February 28, 2014

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, Statement of Additional Information, shareholder reports and other information about the Fund online at www.aberdeen-asset.us/literatureasset. You can also get this information at no cost by e-mailing a request to Investor.Services.US@aberdeen-asset.com, calling 866-667-9231 or asking your financial advisor. The Fund's prospectus and Statement of Additional Information, both dated February 28, 2014, and the independent registered public accounting firm's report and financial statements in the Fund's annual report, dated October 31, 2013, are incorporated by reference into this summary prospectus.

Fund Tickers

Class A: GASAX  Class C: GAMCX  Class R: GASRX  Institutional Class: GASIX  Institutional Service Class: GAISX

Objective

The Aberdeen Diversified Alternatives Fund (the "Diversified Alternatives Fund" or the "Fund") seeks total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Diversified Alternatives Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Aberdeen Funds. More information about these and other discounts is available from your financial advisor and in the "Investing with Aberdeen Funds: Choosing a Share Class–Reduction and Waiver of Class A Sales Charges" section on page 187 of the Fund's prospectus and in the "Additional Information on Purchases and Sales–Waiver of Class A Sales Charges" and "Reduction of Sales Charges" sections on pages 155-157 of the Fund's Statement of Additional Information.

Shareholder Fees (Fees Paid Directly From Your Investment)	Class A Shares	Class C Shares	Class R Shares	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00%[1]	1.00%	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.15%	0.15%	0.15%	0.15%	0.15%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	None	None
Other Expenses	0.80%	0.78%	0.91%	0.78%	0.78%
Acquired Fund Fees and Expenses	1.43%	1.43%	1.43%	1.43%	1.43%
Total Annual Fund Operating Expenses	2.63%	3.36%	2.99%	2.36%	2.36%
Less: Amount of Fee Limitations/Expense Reimbursements[2]	0.68%	0.68%	0.68%	0.68%	0.68%
Total Annual Fund Operating Expenses After Fee Limitations/ Expense Reimbursements	1.95%	2.68%	2.31%	1.68%	1.68%

1  Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder's fee was paid.

2  Aberdeen Funds (the "Trust") and Aberdeen Asset Management Inc. (the "Adviser") have entered into a written contract limiting operating expenses to 0.25% for all Classes of the Fund at least through February 28, 2015 or the effective date of the 2015 annual update to the registration statement, whichever occurs first. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid. This contract may not be terminated before February 28, 2015 or the effective date of the 2015 annual update to the registration statement, whichever occurs first.

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Example

This Example is intended to help you compare the cost of investing in the Diversified Alternatives Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Diversified Alternatives Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$762	$1,285	$1,833	$3,321
Class C shares	$371	$970	$1,692	$3,603
Class R shares	$234	$861	$1,513	$3,261
Institutional Class shares	$171	$671	$1,199	$2,644
Institutional Service Class shares	$171	$671	$1,199	$2,644

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$271	$970	$1,692	$3,603

Portfolio Turnover

The Diversified Alternatives Fund pays transaction costs, such as commissions, when it buys and sells certain securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 47.20% of the average value of its portfolio.

Principal Strategies

The Diversified Alternatives Fund is a "fund of funds" that seeks to achieve its investment objective by investing primarily in underlying funds (the "Underlying Funds") and, to a limited extent, in direct investments, such as exchange-traded notes ("ETNs"). The Fund intends to allocate and reallocate its assets among a range of non-traditional or alternative asset classes in a flexible and dynamic way to capture return from such non-traditional or alternative sources. The Fund's non-traditional or alternative exposures include industry sector equity strategies, long-short strategies, foreign currency trading strategies, floating rate bank loans, emerging market equities, emerging market bonds, managed futures strategies, real estate and other non-core investments. The Fund seeks to provide a return that has lower correlation to traditional core asset classes (i.e., U.S. large cap equity and investment grade bonds) by combining several non-traditional or alternative asset class exposures in measured amounts. In selecting Underlying Funds and asset class exposures, the Adviser will take asset diversification and potential volatility of return into account. Non-traditional or alternative asset categories have tended over time to have a lower correlation with the broad U.S. stock and bond markets. The Underlying Funds include, among others, mutual funds advised by Aberdeen Asset Management Inc., the Fund's investment adviser (the "Adviser"), as well as unaffiliated mutual funds and exchange-traded funds. There is no minimum amount of assets that must be invested in affiliated Underlying Funds. The Underlying Funds may be either actively managed or passively managed (that is, providing indexed exposures) in nature. Some or all of the Underlying Funds may invest in derivatives.

The Fund may also seek exposure to non-traditional or alternative asset classes by investing directly in ETNs. The Fund may use ETNs as a substitute for taking a direct position in the underlying asset (where the Adviser believes that indirect exposure to the underlying asset is more effective). In addition to ETNs, the Fund's direct investments may include investments in certain types of derivatives, particularly securities index futures, which may be used to hedge against a decline in the value of the Fund's assets. A derivative is a contract whose value is based on performance of an underlying financial asset, index or economic measure.

The Adviser develops strategic asset class allocation views among broad asset classes based on its ongoing analyses of global financial markets and macro-economic conditions. The Fund's portfolio management team constructs the Fund's portfolio by setting target asset class allocations for the Fund. The portfolio management team then manages the Fund's portfolio by dynamically adjusting the Fund's asset class allocations based on the Adviser's asset class allocation views and selecting Underlying Funds or direct investments to obtain exposures to the asset classes. The asset category allocations for the Fund are limited to non-traditional or alternative asset categories. As part of its process, the team evaluates the suitability of both active and passive vehicles to provide exposure to each asset category. The target asset category allocations established by the portfolio management team are intended to promote diversification among the asset classes. The Fund's target and actual asset category allocations and the investments held in the Fund's portfolio are monitored by the portfolio management team on an ongoing basis and may be adjusted to reflect changes to the Adviser's views. The Fund retains the flexibility to emphasize specific asset category allocations based on relative valuations and other economic factors in order to seek to achieve the Fund's objective. While the Fund will not invest more than 25% of its total assets in any one Underlying Fund, the Fund may have significant exposure to one or more asset classes (including real estate and commodities) depending on market conditions. The Fund has the ability to invest, through the Underlying Funds or ETNs, in small, medium or large capitalization issuers without regard to credit quality (including high yield bonds, which are commonly known as "junk bonds") or geographic location, and is not limited by industry sector or the duration of individual instruments or the portfolio as a whole. At times, the Fund may emphasize any one of these exposures. Asset classes may be added or removed at the Adviser's discretion.

For additional information regarding the above identified strategies, see "Fund Details: Additional Information about Principal Strategies" in the prospectus.

Principal Risks

The Diversified Alternatives Fund cannot guarantee that it will achieve its investment objective.

02  Aberdeen Diversified Alternatives Fund: Summary Prospectus as of February 28, 2014

As with any fund, the value of the Fund's investments–and therefore, the value of Fund shares–may fluctuate. These changes may occur because of:

•  Affiliated Funds Risk: The Fund's Adviser serves as the adviser of certain Underlying Funds. It is possible that a conflict of interest among the Fund and the Underlying Funds could affect how the Fund's Adviser fulfills its fiduciary duties to the Fund and the Underlying Funds.

•  Asset Allocation Risk: The Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and Underlying Funds. The Fund will be exposed to risks of the Underlying Funds in which it invests. The Fund will be affected by stock and bond market risks, among others. To the extent the Fund invests in Underlying Funds that expose it to non-traditional or alternative asset classes (which include investments that focus on a specialized asset class (e.g. long-short strategies) as well as specific market sectors within a broader asset class, the Fund will be exposed to the increased risk associated with those asset classes. The potential impact of the risks related to an asset class depends on the size of Fund's investment allocation to it.

•  Asset Class Variation Risk: The Underlying Funds invest principally in the securities or investments constituting their asset class. However, under normal market conditions, an Underlying Fund may vary the percentage of its assets in these securities or investments (subject to any applicable regulatory requirements). Depending upon the percentage of securities or investments in a particular asset class held by the Underlying Funds at any given time and the percentage of the Fund's assets invested in various Underlying Funds, the Fund's actual exposure to the securities or investments in a particular asset class may vary substantially from its allocation model for that asset class.

•  Derivatives Risk: Derivatives are speculative and may hurt the Fund's performance. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. The potential benefits to be derived from the Fund's derivatives strategy are dependent upon the portfolio managers' ability to discern pricing inefficiencies and predict trends in markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of this strategy will be successful.

Hedged Exposure Risk: Losses generated by a derivative or practice used by the Fund for hedging purposes should be offset in part by gains on the hedged investment depending on the degree of correlation between the hedging instrument and the assets hedged. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Correlation Risk: The Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Counterparty Risk: Derivative transactions depend on the creditworthiness of the counterparty and the counterparty's ability to fulfill its contractual obligations.

•  Exchange-Traded Notes Risk: ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed income securities and trade on a major exchange similar to shares of exchange-traded funds. However, this type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a financial asset or market index minus applicable fees, no periodic coupon payments are distributed, and no principal protections exist. The purpose of ETNs is to create a type of security that combines the aspects of both bonds and exchange-traded funds. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced asset or index.

•  Fund of Funds Risk: Your cost of investing in the Fund, as a fund of funds, may be higher than the cost of investing in a mutual fund that only invests directly in individual securities. An Underlying Fund may change its investment objective or policies without the Fund's approval, which could force the Fund to withdraw its investment from such Underlying Fund at a time that is unfavorable to the Fund. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose.

•  Impact of Large Redemptions and Purchases of Fund Shares: Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund's performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in overdraft charges to the Fund until the sale of portfolio securities to cover the redemption request settle.

•  Performance Risk: The Fund's investment performance is directly tied to the performance of the Underlying Funds and other investments in which the Fund invests. If one or more of the Underlying Funds fails to meet its investment objective, the Fund's performance could be negatively affected. There can be no assurance that the Fund or any Underlying Fund will achieve its investment objective.

Principal Risks of Underlying Funds

•  Alternative Strategies Risk: The performance of Underlying Funds that pursue alternative strategies is linked to the performance of highly volatile alternative asset classes (e.g., commodities and currencies) and alternative strategies (e.g., managed futures). To the extent the Fund invests in such Underlying Funds, the Fund's share price will be exposed to potentially significant fluctuations in value. In addition, Underlying Funds that employ alternative strategies have the risk that anticipated opportunities do not play out as planned, resulting in potentially substantial losses to the Underlying Fund. Furthermore, alternative strategies may employ leverage, involve extensive short positions and/or focus on narrow segments of the market, which may magnify the overall risks and volatility associated with such Underlying Funds' investments. Depending on the particular alternative strategies used by an Underlying

  Aberdeen Diversified Alternatives Fund: Summary Prospectus as of February 28, 2014  03

Fund, it may be subject to risks not associated with more traditional investments. These risks may include, but are not limited to, derivatives risk, liquidity risk, credit risk, commodity risk and counterparty risk.

•  Commodity Risk: The value of commodities may be more volatile than the value of equity securities or debt instruments and their value may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. The price of a commodity may be affected by demand/supply imbalances in the market for the commodity.

•  Counterparty and Third Party Risk: Transactions involving a counterparty or third party (other than the issuer of the instrument) are subject to the counterparty's or third party's credit risk and ability to perform in accordance with the terms of the transaction.

•  Credit Risk: A debt instrument's price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions. High yield bonds ("junk bonds") may be subject to an increased risk of default, a more limited secondary market than investment grade bonds, and greater price volatility.

•  Currency Risk: The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency.

•  Derivatives Risk: Derivatives can be highly volatile and involve risks in addition to the risks of the underlying security. Gains or losses from derivatives can be substantially greater than the derivatives' original cost and can involve leverage.

•  Emerging Markets Risk: A magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see "Foreign Securities Risk" below).

•  Floating Rate Loan Risk: Floating rate loans generally are subject to restrictions on resale. Floating rate loans sometimes trade infrequently in the secondary market. As a result, valuing a floating rate loan can be more difficult, and buying and selling a floating rate loan at an acceptable price can be more difficult or delayed. Difficulty in selling a floating rate loan can result in a loss. In addition, a floating rate loan may not be fully collateralized which may cause the floating rate loan to decline significantly in value.

•  Foreign Securities Risk: Foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

•  Market Risk: An Underlying Fund could lose value if the individual securities in which it invests or overall markets in which such securities trade decrease in value.

•  Sector Risk: At times, the Fund may have a significant portion of its assets invested in Underlying Funds that invest primarily in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

•  Short Sale Risk: The risk that the price of a security sold short will increase in value between the time of the short sale and the time the Fund must purchase the security to return it to the lender. The Fund's potential loss on a short sale could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position.

•  Small- and Mid-Cap Securities Risk: In general, stocks of small- and mid-cap companies may be more volatile and less liquid than larger company stocks.

If the value of the Fund's investments decreases, you may lose money.

For additional information regarding the above identified risks, see "Fund Details: Additional Information about Investments, Investment Techniques and Risks" in the prospectus.

Performance

The bar chart and table below can help you evaluate potential risks of the Diversified Alternatives Fund. The bar chart shows how the Fund's annual total returns for Class A have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges or taxes. If the applicable sales charges or taxes were included, the annual total returns would be lower than those shown. The returns in the table reflect the maximum sales charge for Class A. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit www.aberdeen-asset.us or call 866-667-9231.

The Fund changed its investment objective and strategy effective September 24, 2012. Performance information for periods prior to September 24, 2012 does not reflect the current investment strategy. In connection with the change in investment objective and strategy, the Fund changed its name from Aberdeen Optimal Allocations Fund: Specialty to Aberdeen Diversified Alternatives Fund. The returns presented for the Fund for periods prior to June 23, 2008 reflect the performance of a predecessor fund (the "Predecessor Fund"). The Fund adopted the performance of the Predecessor Fund as the result of a reorganization on June 23, 2008 in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The investment objective and strategy of the Fund, prior to the recent changes noted above, and those of the Predecessor Fund, were substantially similar.

Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. Institutional Service Class returns prior to the commencement of operations of the Institutional Service Class (inception date: September 24, 2012) are based on the previous performance of the Fund's Class A shares.

04  Aberdeen Diversified Alternatives Fund: Summary Prospectus as of February 28, 2014

Annual Total Returns–Class A Shares (Years Ended Dec. 31)

Best Quarter: 19.07% – 2nd quarter 2009
Worst Quarter: -21.91% – 4th quarter 2008

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns–as of December 31, 2013

	1 Year	5 Years	Since Inception (June 29, 2004)
Class A shares–Before Taxes	4.14%	10.26%	5.60%
Class A shares–After Taxes on Distributions	3.63%	9.66%	4.52%
Class A shares–After Taxes on Distributions and Sales of Shares	2.35%	7.89%	4.12%
Class C shares–Before Taxes	9.68%	10.74%	5.48%
Class R shares–Before Taxes	10.10%	11.25%	5.96%
Institutional Service Class shares– Before Taxes	10.78%	11.64%	6.29%
Institutional Class shares–Before Taxes	10.87%	11.86%	6.55%
Citigroup 3-Month Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	0.05%	0.10%	1.63%

Investment Adviser

Aberdeen Asset Management Inc. (the "Adviser") serves as the Diversified Alternatives Fund's investment adviser.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Richard Fonash, CFA®	Senior Investment Manager	2008	*
Allison Mortensen, CFA®	Senior Investment Manager	2008	*

*Includes Predecessor Fund

Purchase and Sale of Fund Shares

The Fund's minimum investment requirements are as follows:

Class A and Class C Shares
To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Asset Accumulation Plan	$1,000
Additional Investments (Automatic Asset Accumulation Plan)	$50
Class R Shares
To open an account	No Minimum
Additional investments	No Minimum
Institutional Class Shares
To open an account	$1,000,000
Additional investments	No Minimum
Institutional Service Class Shares
To open an account	$1,000,000
Additional investments	No Minimum

Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates (or their spouses, children or immediate relatives), and generally do not apply to retirement plans, fee-based programs or omnibus accounts. Certain endowments, non-profits, and charitable organizations may also be eligible for waiver of minimum investment requirements. If you purchase shares through an intermediary, different minimum account requirements may apply. The Trust reserves the right to apply or waive investment minimums under certain circumstances.

Fund shares may be redeemed on each day that the New York Stock Exchange is open. Fund shares may be sold by mail or fax, by telephone or on-line.

Tax Information

The Fund's dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

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Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

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08  Aberdeen Diversified Alternatives Fund: Summary Prospectus as of February 28, 2014

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